Subsequent events	12 Months Ended
Dec. 31, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events
40. Subsequent events
The Group has evaluated subsequent events through April 4, 2024 which is the date the Consolidated Financial Statements were authorized for issuance, and identified the following events, all of which are non-adjusting as defined in IAS 10:
On January 1, 2024, the Group acquired the 100% interests in Ermenegildo Zegna Korea Co. Ltd. for a consideration of €9 million, through which, the Group began directly operating its South Korean business and its network of 15 stores. The purchase price allocation process is still at a preliminary stage due to the proximity of the acquisition date to the date of the issuance of the financial statements. Therefore, certain valuations have yet to commence or progress to a stage where there is sufficient information for these measurements to be made. The finalization of fair values for assets acquired and liabilities assumed, with limited exceptions as provided under IFRS 3, will occur during the one year measurement period provided for by IFRS 3.
On January 30, 2024, the Group announced the renewal of its licensing agreement with Marcolin to produce ZEGNA-branded eyewear through the end of 2030, continuing the strong partnership built between the companies since it was launched in 2015.
On January 30, 2024, the Board confirmed the level of achievement of the performance market condition and the service condition applicable at December 31, 2023 to the second tranche of awards under the CEO IPO PSUs. As a result of such confirmation, 360,000 ordinary shares vested at December 31, 2023 and will be delivered to the CEO in due course.
On January 30, 2024, the Board confirmed the level of achievement of the performance market condition and the service condition applicable at December 31, 2023 to the second tranche of awards under the Management IPO PSUs. As a result of such confirmation, 430,000 ordinary shares vested at December 31, 2023 and will be delivered to the members of management in due course.
On February 8, 2024, the Group announced plans to open a new luxury footwear and leather goods production facility in Sala Baganza (Parma, Italy). Encompassing 12,500 square meters, the facility is expected to be completed by the end of 2026 and will expand the Group’s production capacity, focusing mainly on men’s footwear and leather goods. The new facility will also act as a research and development center and is expected to employ over 300 employees at full capacity in 2027. In February 2024, the Group spent €8.5 million for the acquisition of the plot of land on which it will build the new facility. Details of the construction project, including the overall expenditure, are yet to be determined.
On April 4, 2024, the Board of Directors determined the level of achievement of the performance conditions applicable to the awards under the CEO 2022-2024 LTIP in relation to the 2023 performance period. As a result of such determination, 588,000 ordinary shares vested and will be delivered to the Chairman and CEO in due course.
On April 4, 2024, the Board of Directors of Zegna proposed to make a dividend distribution of €0.12 per share to holders of the Company's ordinary shares, corresponding to a total dividend distribution of approximately €30 million. The dividend proposal is subject to the finalization and adoption of the annual statutory accounts of the Company (provided that the distribution is permitted under Dutch law) and to the approval of the Company's shareholders at the 2024 annual general meeting, which is expected to be held on June 26, 2024.